Note 15 - Earnings Per Share (EPS) - Schedule of Earnings Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Net income:	$ 33,467	$ 46,063
Earnings allocated to Preferred Stock (Note 15)	(14,782)	(10,473)
Net income available to common stockholders	$ 18,685	$ 35,590
Weighted average number of shares, basic and diluted (in shares)	109,340,800	93,851,789
Earnings per common share, basic and diluted (Note 15) (in dollars per share)	$ 0.17	$ 0.38